November 30, 1998

NEWPORT TIGER CUB FUND

NEWPORT JAPAN OPPORTUNITIES FUND

NEWPORT GREATER CHINA FUND
CLASS Z SHARES

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in these mutual funds may suit your unique needs, time horizon and risk tolerance.

Newport  Tiger Cub Fund (Cub Fund) and Newport Japan  Opportunities  Fund (Japan
Fund) are a diversified portfolio of Colonial Trust II (Trust), an open-end management investment company. Newport Greater China Fund (China Fund)
(collectively with the Cub Fund and the Japan Fund, the Funds) is a non-diversified portfolio of the Trust.

The Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines).

The Japan Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

The China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, The People's Republic of China and Taiwan).


                                                             JO-01/309G-1198

Each Fund is managed by Newport Fund Management, Inc. (Advisor), an investment advisor since 1984 and an affiliate of the Administrator.

This Prospectus explains concisely what you should know before investing in the Class Z shares of the Funds. Read it carefully and retain it for future reference. More detailed information about the Funds is contained in the November 30, 1998, Statement of Additional Information which has been filed with the Securities and Exchange Commission (SEC) and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from the Distributor or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of the SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II and (ii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates.


Contents                                              Page
Summary of Expenses
The Funds' Financial History
The Funds' Investment Objectives
How the Funds Pursue Their Objectives
   and Certain Risk Factors
Investment Techniques and Additional
   Risk Factors
How the Funds Measure Their
   Performance
How the Funds are Managed
Year 2000
How the Funds Value Their Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History


The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Funds.

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly through the Distributor or through a mutual fund "supermarket," third party administrator or other financial adviser; (ii) any insurance company or bank purchasing shares for its own account, endowment or foundation, which initially invests, on behalf of its clients, at least $5 million in Class Z shares of the Fund (the Distributor may accept smaller initial purchases if it believes, in its sole discretion, that the investor will make additional investments which will cause its total investment to exceed $5 million in a reasonable period of time); (iii) certain retirement plans established for the benefit of employees of the Advisor and employees of the Advisor's affiliates; and (iv) any fund distributed by the Distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other affiliated funds. Class Z shares are subject to a 2.00% contingent redemption fee on redemptions and exchanges made within five business days of purchase.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses, adjusted to reflect current fees, for an investment in each Class Z shares of each Fund. See "How the Funds are Managed" for more complete descriptions of the Funds' various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                         Cub Fund, Japan Fund and China Fund
                                       ---------------------------------------
                                                       Class Z
Maximum Initial Sales Charge Imposed
   on a Purchase (as a % of offering price)             0.00%
Maximum Contingent Deferred Sales Charge
   (as a % of offering price)                           0.00%
Maximum Contingent Redemption Fee (3)(4)                2.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3) Does not apply to reinvested distributions.
(4) A contingent redemption fee in the amount of 2.00% is imposed on redemptions and exchanges of Fund shares purchased and held for five business days or less. See "Contingent Redemption Fee" under the caption "How to Sell Shares."

Annual Operating Expenses (as a % of average net assets)
                                                                Cub Fund
                                                             --------------
                                                                 Class Z
Management and administration fees (after fee waiver)(5)          0.38%
12b-1 fee                                                         0.00
Other expenses                                                    1.62
                                                                  ----
Total operating expenses (after fee waiver)(5)                    2.00%
                                                                  =====

                                                               Japan Fund
                                                             --------------
                                                                 Class Z
Management and administration fees (after fee waiver)(6)           0.48%
12b-1 fees                                                         0.00
Other expenses                                                     1.27
                                                                   ----
Total operating expenses (after fee waiver)(6)                     1.75%
                                                                   =====

                                                                China Fund
                                                              ---------------
                                                                  Class Z
Management and administration fee (after fee waiver)(7)            1.09%
12b-1 fees                                                         0.00
Other expenses                                                     0.81
                                                                   ----
Total operating expenses (after fee waiver)(7)                     1.90%
                                                                   =====

(5) The Advisor and Administrator have voluntarily agreed to waive or bear certain Fund expenses until further notice to the Fund. Absent such agreement, the "Management and administration fees" would have been 1.40% and "Total operating expenses" would have been 3.02% .
(6) The Advisor and Administrator have voluntarily agreed to waive or bear certain Fund expenses until further notice to the Fund. Absent such agreement, the "Management and administration fees" would have been 1.20% and "Total operating expenses" would have been 2.47%.
(7) The Advisor and Administrator have voluntarily agreed to waive or bear certain Fund expenses until further notice to the Fund. Absent such agreement, the "Management and administration fees" would have been 1.40% and "Total operating expenses" would have been 2.21%.

Example
The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in Class Z shares of each Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. This example uses the fees and expenses in the tables above and gives effect to the fee waivers and expense reimbursements described above. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                   Cub Fund
                    Class Z
Period:
1 year                $20
3 years               $63
5 years              $108
10 years             $233

Without voluntary fee reductions, the amounts would be $30, $93, $159 and $334 for 1, 3, 5 and 10 years, respectively.

                     Japan Fund
                      Class Z
Period:
1 year                  $ 18
3 years                 $ 55
5 years                 $ 95
10 years                $206

Without voluntary fee reductions, the amounts would be $25, $77, $132 and $281 for 1, 3, 5 and 10 years, respectively.

                 China Fund
                   Class Z
Period:
1 year              $ 19
3 years             $ 60
5 years             $103
10 years            $222

Without voluntary fee reductions, the amounts would be $22, $69, $118 and $254 for 1, 3, 5 and 10 years, respectively.

THE FUNDS' FINANCIAL HISTORY
The following financial highlights for a Class Z share outstanding throughout each period have been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is included in each Fund's 1998 Annual Report and is incorporated by reference into the Statement of Additional Information.

                                                      Cub Fund
                                                       CLASS Z
                                       -----------------------------------------
                                       Year ended                   Period ended
                                       August 31                      August 31
                                       ---------------------    ----------------
                                        1998           1997            1996(c)
                                        ----           ----            ----
Net asset value - Beginning of period   $9.130        $9.320          $10.000
                                       -------       -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)              0.132(d)      0.083(f)         0.021
Net realized and unrealized loss        (5.342)       (0.273)          (0.701)
                                        -------       -------         -------
    Total from Investment Operations    (5.210)       (0.190)         (0.680)
                                        -------       -------         -------
Net asset value - End of period         $3.920        $9.130           $9.320
                                       =======       =======           ======
Total return(e)(g)                     (57.06)%       (2.04)%         (6.80)%(h)
                                       ========      =======           ======
RATIOS TO AVERAGE NET ASSETS
Expenses(i)                             2.00%          2.00%            2.00%(j)
Net investment income (loss)(i)         2.00%          0.87%            0.87%(j)
Fees and expenses waived or borne
  by the Advisor/Administrator(i)       1.02%          1.09%            5.16%(j)
Portfolio turnover                        56%            96%               3%(h)
Net assets at end of period (000)        $23         $1,203            $1,166

(a) Net of fees and expenses waived
    or borne by the Advisor/
    Administrator which amounted to:   $0.067        $0.105            $0.123
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Includes distributions from China Hong Kong Photo Products, Dickson Concepts International Ltd., Four Seas Merchantile, Hang Seng Bank Ltd., Hon Kwok Land Investment, Li & Fung Ltd., Sa Sa International, Ltd., Sun Hung Kai Properties Ltd. and Varitronix International Ltd. which amounted to $0.016, $0.013, $0.013, $0.014, $0.012, $0.014, $0.014,
    $0.013, $0.017 per share, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Includes distributions from Srithai Superware Public Co., Ltd. and Varitronix International Ltd. which amounted to $0.039 per share.
(g) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The  benefits   derived  from  custody   credits  and  directed   brokerage
    arrangements had no impact.
(j) Annualized.

                                                     Japan Fund
                                                        Class Z
                                   ---------------------------------------------
                                              Year ended            Period ended
                                              August 31              August 31
                                   --------------------------  -----------------
                                          1998          1997         1996 (c)
                                          ----          ----         --------
Net asset value - Beginning of period    $10.070       $9.720       $10.000
                                         ========     =======       ========
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (a)(b)      (0.080)      (0.069)        (0.010)
Net realized and unrealized gain (loss)  (1.258)       0.419         (0.270)
                                         -------      -------        -------
    Total from Investment Operations     (1.338)       0.350         (0.280)
                                         -------      -------        -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains                  (0.022)        ----            ----
                                                      -------        -------
Net asset value - End of period          $8.710       $10.070        $9.720
                                         ======       =======        =======
Total return (d)(e)                     (13.30)%       3.60%         (2.80)%(f)
                                       ========       =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                             1.75%         1.75%           1.75%(h)
Net investment loss (g)                 (0.87)%       (0.68)%         (0.41)%(h)
Fees and expenses waived or borne by
  the Adviser/Administrator (g)          0.72%         1.79%           9.13%(h)
Portfolio turnover                        24%            20%           0%
Net assets at end of period (000)      $1,444        $1,488           $1,214

(a) Net of fees and expenses waived
    or borne by the Advisor/
    Administrator which amounted to:   $0.066        $0.180            $0.230
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment  operations on June 3, 1996.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The  benefits   derived  from  custody   credits  and  directed   brokerage
    arrangements had no impact.
(h) Annualized.

                                                    China Fund
                                          ---------------------------------
                                                       Class Z
                                          ---------------------------------
                                                     Period ended
                                                       August 31
                                          -----------------  --------------
                                               1998            1997(e)
                                               ----            -------
Net asset value - Beginning of period         $17.910          $13.340
                                              --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                   0.123(c)         0.065(d)
Net realized and unrealized gain (loss)      (11.586)           4.505(k)
    Total from Investment Operations         (11.463)           4.570
                                             --------           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                       (0.067)            ----
                                              -------          ------
Net asset value - End of period               $6.380          $17.910
                                              =======         =======
Total return (f)(g)                          (64.19)%          34.29%(h)
                                              =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                                   1.90%            1.90%(j)
Net investment income (i)                      0.99%            1.14%(j)
Fees and expenses waived or borne by
   the  Advisor/Administrator (i)              0.31%            0.59%(j)
Portfolio turnover                              58%                4%(g)
Net assets at end of period (000)               $49             $135

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator
    which amounted to:                        $0.039             $0.034
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distribution from Cheung Kong Holdings Ltd., Citic Pacific Ltd, Guangshen Railway Co., Ltd. and Henderson Land Development Co., Ltd.,
    which  amounted  to  $0.019,   $0.036,  $0.018  and  $0.020  per  share,
    respectively.
(d) Includes distributions from China Light & Power Co. Ltd., Dah Sing Financial, Glorious Sun Enterprises and Hang Seng Bank Ltd. which amounted to $0.078 per share.
(e) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the SEC. The per share information reflects the 1.5 for 1 stock split effective July 25, 1997.
(f) Total return at net asset value assuming all distributions reinvested and no
    initial  sales  charge  or  contingent   deferred  sales  charge.
(g) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The  benefits   derived  from  custody   credits  and  directed   brokerage
    arrangements had no impact.
(j) Annualized.
(k) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

Further performance information is contained in each Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES

The Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines) ("Small Company Tiger Securities").

The Japan Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

The China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, The People's Republic of China and Taiwan).

HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS

Cub Fund. The Cub Fund seeks to invest in companies with consistently above-average earnings growth. Normally, the Cub Fund will invest at least 65% of its total assets in Small Company Tiger Securities. The Cub Fund may invest up to 35% of its total assets in equity securities of large companies (i.e., companies with equity market capitalizations of more than U.S. $1 billion) located in the nine Tigers of Asia ("Large Company Tiger Securities"). Small and Large Company Tiger Securities include common and preferred stock, warrants (rights) to purchase stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities), Global Depositary Receipts (receipts issued by foreign banks or trust companies evidencing ownership of underlying foreign securities) and shares of closed-end investment companies that invest primarily in the foregoing securities. It is presently anticipated that a large portion of the Cub Fund's assets will be invested in companies located in Hong Kong and Singapore, which are not considered by the Advisor to be emerging markets. However, investments in Hong Kong will involve special risks. See "Investment Techniques and Additional Risk Factors --Hong Kong" below. The remaining countries in which the Cub Fund invests are considered to be emerging markets. Investments in foreign securities, generally, and especially in emerging market securities in a particular region, involve special risks. See "Regional Concentration and Trends," "Foreign Investments," and "Emerging Markets" below. Investments in small company securities also involve special risks. See "Small Companies" below. Dividend income will not be considered in choosing the investments of the Cub Fund.

Japan Fund. The Japan Fund normally invests substantially all of its assets in equity securities of well-established Japanese companies (i.e., companies with equity market capitalizations in excess of U.S. $200 million) (Japanese Securities). The Japan Fund seeks to invest in companies with histories of consistent earnings growth in industries with attractive or improving prospects. Japanese Securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) and Global Depositary Receipts (receipts issued by foreign banks or trust companies). Investment in foreign securities involves special risks. See "Investment Techniques and Additional Risk Factors --Japanese Securities" below. Dividend income will not be considered in choosing the investments of the Japan Fund.

China Fund. The China Fund normally invests at least 80% of its total assets in equity securities of companies located in, or which derive a substantial portion (at least 50%) of their revenue from business activity with or in, the Greater China Region. The remaining 20% may be invested in equity securities of companies that are otherwise expected to benefit from the Greater China Region's anticipated economic growth. The Advisor currently anticipates that the China Fund will invest primarily in companies whose securities are listed and traded in Hong Kong, but that the Advisor believes will benefit from growth opportunities in mainland China.

The China Fund generally invests in companies with at least $100 million in equity market capitalization at the time of purchase, including both seasoned companies and those with limited operating histories. The equity securities in which the China Fund invests include common and preferred stock, warrants (rights) to purchase stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities), Global Depositary Receipts (receipts issued by foreign banks or trust companies) and shares of closed-end investment companies that invest primarily in the foregoing securities. Dividend income will not be considered in choosing the investments of the China Fund.

INVESTMENT TECHNIQUES AND ADDITIONAL RISK FACTORS

The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain risks related to such securities and techniques. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

Regional Concentration and Trends. As the Cub Fund's investments will, under normal circumstances, be concentrated in equity securities of companies located in the nine Tigers of Asia, and the China Fund investments will be concentrated in the Greater China Region, these Funds' investments will be particularly susceptible to regional trends. The prices of these Funds' securities, and therefore, the net asset value of the Cub Fund and the China Fund may be adversely affected by negative economic or political events in any of the nine Tigers of Asia and in Southeast Asia as a whole. In addition, events in a number of the nine Tigers of Asia since the latter half of 1997 have highlighted the financial interdependence of the region and demonstrated that negative financial events in one such country may have far-reaching negative effects throughout the region. In late 1997, a number of the nine Tigers of Asia suffered currency devaluations, equity market downturns and other detrimental economic events. There can be no assurance that the recent currency devaluations, equity market downturns and other detrimental economic events in the region will not continue. The uncertainty surrounding the effects of the foregoing events may negatively impact the return of the Cub Fund and the China Fund and the value of the Funds' shares.

Japanese Securities. Because the Japan Fund's investments are concentrated in Japan, the value of its shares will be especially affected by political, economic and market conditions within Japan and by movements in currency exchange rates between the Japanese and U.S. currencies, and may fluctuate more widely than the value of shares of a fund investing in companies located in a number of different countries. In addition, because Japan's economy is significantly dependent on foreign trade, economic and market conditions within Japan, and therefore the value of Japan Fund shares, are significantly influenced by domestic economic and market conditions within its trading partner countries and by political relations and currency exchange rates between Japan and such countries. Japan has in the past experienced difficult relations with its trading partners, particularly the U.S. The imposition of trade sanctions or other protectionist measures could negatively impact the Japanese economy and the value of Japan Fund shares. Transactions in Japanese securities may be more costly due to currency conversion costs and higher brokerage and custodial costs.

The Greater China Region. Although Hong Kong, The People's Republic of China and Taiwan are closely tied economically, they have different political and economic systems and their markets and regulatory structures are at different stages of development. Following is a summary of the major risks and uncertainties associated with investing in each country.

Hong Kong. Although Hong Kong has the most developed securities markets of the three countries in the Greater China Region, a substantial portion of its economy is dependent on investments in or trade with China and other less-developed Asian countries. Political, economic and legal developments in those countries including but not limited to inflation, recession or currency fluctuations, could adversely impact the China and Cub Fund's Hong Kong investments.

As of July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China and Hong Kong became a Special Administrative Region of China. In connection with this transfer, China has agreed to maintain for 50 years Hong Kong's existing economic and social systems, as well as most of the personal freedoms previously enjoyed by Hong Kong residents. Nevertheless, it is impossible to predict with certainty the ultimate effect Chinese sovereignty will have on Hong Kong's business environment. Chinese sovereignty could result in the imposition of significant restrictions on social or economic activity within Hong Kong. These or other potential actions by China could adversely affect the China and the Cub Fund's Hong Kong investments. A substantial amount of the investments of the Cub Fund and the China Fund are expected to be in companies located in Hong Kong.

China. Since 1978, China's leaders have implemented economic reforms which have transformed China from a socialist economy to one that is increasingly market-based. These changes have included the creation of two domestic stock exchanges and have stimulated strong economic growth. The continued development of China's industrial and service sectors will depend on, among other things, the extent to which governmental policies continue to support such development and the pace at which economic reforms are implemented.

Investments in China also are significantly affected by domestic political developments. As evidenced by the government's actions during the 1989 crisis in Tiananmen Square, the Chinese government's reaction to domestic and international events is unpredictable. Uncertainty exists particularly with respect to China's relationship with Taiwan and the ultimate impact on Hong Kong of the assumption of sovereignty by China. Dramatic action by China's leaders could cause extreme short-run volatility in the value of the China and the Cub Fund's investments and the China and the Cub Fund's shares, and also could significantly and adversely affect the China and the Cub Fund's returns in the long run. Similarly, China's relations with its important trading partners in the West (including the United States) could be adversely affected if the Chinese government's human rights policies are perceived to be deteriorating. Even if trading relations are not actually affected, threats to impose trading restrictions could cause substantial short-term volatility in the value of the China and the Cub Fund's China investments and of the China and Cub Fund's shares.

Taiwan. The Taiwan Stock Exchange is owned by government-controlled enterprises and private banks and has only recently begun to allow direct foreign investment in listed Taiwan securities. Substantial restrictions on such investment remain, including limitations on the percentage of shares of a company that may be foreign-owned and prohibitions on foreign ownership of companies in certain industries.

Taiwan's economy is heavily dependent on exports. Any deterioration in Taiwan's relationships with its trading partners could adversely impact Taiwan's economy and the China and the Cub Fund's Taiwan investments. In particular, Taiwan has become increasingly dependent on direct and indirect trade with China and other Asian countries. Adverse economic or political developments in those countries could negatively impact the China and the Cub Fund's Taiwan investments.

Investments in Taiwan could be affected by Taiwan's political relationship with China. Uncertainty over the prospects for political reunification between the two countries could make the value of the China and the Cub Fund's Taiwan investments and of their shares particularly volatile and could negatively impact returns, especially if China threatens political or military action. Such reunification, if it were to occur, also could negatively impact the China and the Cub Fund's Taiwan investments.

General. Countries both within the Greater China Region and in other parts of Southeast Asia have, at times, experienced rapid economic growth. While these countries are expected to continue to grow economically over the long term, they can be expected to do so at varying rates and to experience periods of high inflation, economic recession and currency fluctuations along the way. Such periods may be associated with greater, and sometimes extreme, fluctuations in the value of investments in the Region, compared to investments in more developed economies. Further, events in one country may impact investments in other countries. Monetary, fiscal and other governmental policies adopted by the countries in and around the Region in response to such economic developments could exacerbate any such fluctuations.

Malaysia. On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lumpur Stock Exchange, that operate to constrain severely or prohibit foreign investors from repatriating assets. As of the date of this prospectus, the Funds do not have any of their assets invested in Malaysian securities.

Foreign Investing Generally. In addition to the specific risks described above, investing in foreign securities has special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities, and, therefore, the value of each Fund's shares, may fluctuate substantially more than the prices of securities of issuers based in the U.S.
Special risks associated with foreign securities include, among others, the possibility of unfavorable movements in currency exchange rates, difficulties in enforcing judgments abroad, the existence of less liquid and less regulated markets, the unavailability of reliable information about issuers, the existence of different accounting, auditing and legal standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage or other restrictions on repatriation of capital), and political and economic instability. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs and may be subject to delays and disruptions in securities settlement procedures. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investing.

Emerging Markets. A portion of the Cub Fund's investments will consist of securities issued by companies located in countries whose economies, political systems or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures. Over the last several years, political, legal, economic and regulatory systems in the Tiger countries continue to lag behind those of more developed countries. Accordingly, the risks that restrictions on repatriation of the Cub Fund investments may be imposed unexpectedly or other limitations on the Cub Fund's ability to realize on its investments may be instituted are greater with respect to investments in the Tiger countries.

Each Fund may engage in the following investment techniques (unless otherwise indicated).

Small Companies. The Cub and the China Fund may invest in small companies (companies with equity market capitalizations of U.S. $1 billion or less(Cub
Fund) and companies with equity market capitalizations of U.S. $500 million or less(China Fund)). The smaller, less well-established companies in which these Funds may invest may offer greater opportunities for capital appreciation than larger, better-established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange-listed securities of larger companies.

Foreign Currency Transactions. In connection with their investments in equity securities, the Funds may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions may be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Funds, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Funds are denominated. The Funds will not attempt, nor would they be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Funds' obligations in entering into such transactions.

Futures Contracts and Options. Each Fund may purchase and sell foreign stock index futures contracts and options on such contracts. Such transactions may be entered into to gain exposure to a particular foreign equity market pending investment in individual securities or to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Advisor's stock market movement expectancies are inaccurate, the Funds may be worse off than if they had not hedged.

Temporary/Defensive Investments. Each of the Funds may invest temporarily available cash in U.S. dollar or foreign currency denominated demand deposits, certificates of deposit, bankers' acceptances, and high-quality, short-term debt securities, as well as in Treasury bills and repurchase agreements. Some or all of the Funds' assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, a Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and, constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of a Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Borrowing of Money. Each Fund may borrow money from banks, other affiliated funds and other entities, to the extent permitted by law, for temporary or emergency purposes up to 33 1/3% of its total assets.

Other. The Funds may not always achieve their investment objectives. The Funds' investment objectives and non-fundamental investment policies may be changed without shareholder approval. The Funds' fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Funds' outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the SEC's formula and assume the reinvestment of all distributions. Other total returns differ from average annual total returns only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

Quotations from various publications may be included in sales literature and advertisements. Further information about performance is contained in the Funds' Annual Reports and in the section "Performance Measures" in the Statement of Additional Information. Both are provided free of charge by calling the Administrator at 1-800-426-3750.All performance information is historical and does not predict future results.

HOW THE FUNDS ARE MANAGED

The Trustees formulate the Funds' general policies and oversee the Funds' affairs as conducted by the Advisor.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Funds' shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Funds. Each of the Advisor, the Administrator, the Distributor and the Transfer Agent is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., (Liberty Financial) which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Advisor, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and is a property and casualty insurer in the U.S.

The Advisor furnishes each Fund with investment management services. For these services, the Cub Fund and the China Fund pay the Advisor a monthly fee at an annual rate of 1.15% of their average daily net assets. The Japan Fund pays the Advisor a monthly fee at an annual rate of 0.95% of its average daily assets. Pursuant to a voluntary fee waiver in fiscal year 1998, the Cub Fund, Japan Fund and China Fund each paid the Advisor, respectively, 0.13%, 0.23% and 0.84% of each Fund's average daily net assets.

Robert B. Cameron, Senior Vice President of the Advisor and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), manages the Cub Fund and co-manages the China Fund. Prior to joining the Advisor in 1996, Mr. Cameron was a branch manager-equity sales at CS First Boston from 1995 to 1996 and a branch manager-equity sales at Swiss Bank Corp since 1993.

David Smith, Senior Vice President of the Advisor, manages the Japan Fund and has managed other funds or accounts on behalf of Newport Pacific, since 1994. Prior to this affiliation with Newport Pacific, Mr. Smith was Director of North Asian Strategies at Newport Pacific, an Executive Vice President at Carnegie Investor Services, and a Vice President at Global Strategies since 1993.

The China Fund's portfolio management team consists of three co-managers:
Thomas R. Tuttle, as lead portfolio manager, and Robert B. Cameron and Christopher Legallet.

Mr. Tuttle is Senior Vice President of the Advisor and of Newport Pacific. Mr. Tuttle has been affiliated with the Advisor since 1987 and with Newport Pacific since 1983.

Mr. Legallet is Senior Vice President of the Advisor. He has been affiliated with the Advisor since 1997. Prior to his affiliation with the Advisor, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia from 1992 to 1997.

See "Management of the Funds" in the Statement of Additional Information for more information.

The Administrator provides certain administrative services to each Fund, for which the Funds pay the Administrator a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets. The Administrator also provides pricing and bookkeeping services to each Fund for a monthly fee of $2,250 plus a percentage of the Funds' average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to each Fund for a monthly fee at the annual rate of 0.236% of each Funds' average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor and its affiliates may agree.

The Advisor places all orders for purchases and sales of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Funds to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. The Advisor may use the services of AlphaTrade Inc., the Administrator's registered broker-dealer subsidiary, when buying or selling equity securities for the Funds' portfolios, pursuant to procedures adopted by the Trustees under Investment Company Act Rule 17e-1. Subject to seeking best execution, the Advisor may consider sales of shares of the Funds (and of certain other funds advised by the Advisor, the Administrator and their affiliates ) in selecting broker-dealers for portfolio security transactions.

YEAR 2000

The Funds' Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Funds. The Liberty Companies are taking steps that they believe are reasonably designed to address the year 2000 problem and are communicating with vendors who provide services, software and systems to the Funds to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their , software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Funds will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Funds will not be adversely affected.


HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Funds are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. In certain countries, the Funds may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

DISTRIBUTIONS AND TAXES

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain, at least annually.

Each Fund reinvests distributions in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Funds value their shares (or placed with the financial service firm before such time and transmitted by the financial service firm before a Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Funds may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Funds may also deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

Other Classes of Shares. In addition to Class Z shares, each Fund offers three other classes of shares, Classes A, B and C through a separate Prospectus. Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Funds may be sold on any day the Exchange is open, either directly to a Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Funds will delay sending proceeds for 15 days in order to protect the Funds against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by federal fund wire or other immediately available funds.

Contingent Redemption Fee. The Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the Funds assess a redemption fee in the amount of 2.00% on redemptions and exchanges of Fund shares purchased and held for five business days or less.

The contingent redemption fee is paid to the Funds to help offset transaction costs. The Funds use the "first-in, first-out" (FIFO) method to determine the five business day holding period. Under this method, the date of the redemption or exchange is compared with the earliest purchase date of shares held in the account.
If this holding period is five business days or less, the contingent redemption fee is assessed.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends. The fee may not apply to omnibus accounts and wrap fee programs.

Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which a Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Class Z shares of each Fund may be exchanged at net asset value for the Class A shares of any other mutual funds advised by the Advisor, the Administrator or their affiliates. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Funds will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage the Funds' investments in accordance with their investment objectives or otherwise harm the Funds or their remaining shareholders.

All exchanges within five business days after a purchase are subject to a 2.00% contingent redemption fee. See "How to Sell Shares - Contingent Redemption Fee."

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of the Funds' shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern time and the time at which the Funds value their shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Funds at their toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Funds reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1980. The Cub Fund and the Japan Fund each commenced investment operations in 1996 and the China Fund commenced investment operations in 1997, each as a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

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Investment Advisor
Newport Fund Management, Inc.
580 California Street, Suite 1960
San Francisco, CA  94104

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624



Your financial service firm is:

Printed in U.S.A.

November 30, 1998

NEWPORT TIGER
CUB FUND

NEWPORT JAPAN OPPORTUNITIES FUND

NEWPORT GREATER CHINA FUND

CLASS Z SHARES

PROSPECTUS

Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines).

Newport Japan Opportunities Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, The Greater China Region (i.e., Hong Kong, The People's Republic of China and Taiwan).

For more detailed information about the Funds, call the Administrator at 1-800-426-3750 for the November 30, 1998 Statement of Additional Information.

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      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

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